EXHIBIT 32
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              TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
                        CERTIFICATION PURSUANT TO
                  18 U.S.C. SECTION 1350, AS ADOPTED
                    PURSUANT TO SECTION 906 OF THE
                      SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Touchstone Applied Science Associates, Inc. (the "Company") on Form 10-QSB for the quarter ended January 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew L. Simon, President and Chief Executive Officer of the Company and I, James J. Williams, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

March 20, 2007                              /s/ ANDREW L. SIMON
                                            ---------------------------
                                            President, Chief Executive
                                            Officer

March 20, 2007                              /s/ JAMES J. WILLIAMS
                                            ---------------------------
                                            Chief Financial Officer


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY
SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY
SECTION 906, HAS BEEN PROVIDED TO TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC. AND WILL BE RETAINED BY TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.